- FPA Capital Fund, Inc.                                                       -
-                                                                              -

                         PROSPECTUS


                                              FPA Capital Fund, Inc.
                                          seeks long-term capital
                                          growth. Current income is
                                          a secondary consideration.
                                          The Fund's investment
                                          adviser, First Pacific
                                          Advisors, Inc., invests
                                          the Fund's assets in
                                          common stocks and other
                                          securities which it
                                          believes have the
                                          potential to increase in
                                          market value. Fund shares
                                          are presently offered for
                                          sale only to existing
                                          shareholders and to
                                          directors, officers and
                                          employees of the Fund, the
                                          Adviser, and affiliated
                                          companies.

                                              THE SECURITIES AND
                                          EXCHANGE COMMISSION HAS
                                          NOT APPROVED OR
                                          DISAPPROVED THESE
                                          SECURITIES OR PASSED UPON
                                          THE ACCURACY OR ADEQUACY
                                          OF THIS PROSPECTUS. ANY
                                          REPRESENTATION TO THE
                                          CONTRARY IS A CRIMINAL
                                          OFFENSE.


                              AUGUST 1, 2000



[LOGO]

DISTRIBUTOR:


FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

-                                                                              -
-                                                                              -

                             FPA CAPITAL FUND, INC.
                    11400 West Olympic Boulevard, Suite 1200
                         Los Angeles, California 90064
                                 (310) 473-0225


                               TABLE OF CONTENTS



                                                                PAGE
Risk/Return Summary.........................................      3
Investment Results..........................................      5
Fees and Expenses of the Fund...............................      6
Investment Objective, Principal Investment Strategies, and
 Principal Risks............................................      7
Management and Organization.................................      8
Purchase, Pricing and Sale of Shares........................      9
Exchange of Shares and Shareholder Services.................     13
Dividends, Distributions and Taxes..........................     15
Financial Highlights........................................     17

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.


WHO MAY WANT TO INVEST IN THE FUND? Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies. The Fund may be appropriate for investors:


    - Seeking long-term growth of capital

    - Willing to own shares over the course of a market cycle or longer

PRINCIPAL INVESTMENT STRATEGIES. The Adviser purchases common stocks it believes undervalued when considering various valuation criteria. The Adviser deems the following attributes of companies important in its stock selection process:

    - Current as well as future levels of profitability

    - Book value

    - Replacement cost of assets

    - Free cash flow


PRINCIPAL INVESTMENTS. The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Fund can also invest in both government and corporate debt securities, preferred stocks and convertible securities. Up to 15% of the Fund's assets may be invested in lower-rated or comparable unrated debt securities. No more than 10% of the Fund's assets will be invested in the securities of foreign issuers.



PRINCIPAL INVESTMENT RISKS. You can lose money by investing in the Fund for many reasons, including:


    - The U.S. or foreign stock market goes down.

    - The market favors growth stocks over value stocks or favors companies at a different capitalization level.


    - The Fund's value-oriented investment approach could result in an emphasis on medium and smaller sized companies. Investing in smaller companies generally involves greater risk than investing in larger companies. Also, the portfolio might not reflect all facets of the national economy and could differ significantly from broad market indicies.


    - An adverse event, such as an unfavorable earnings report, depresses the value of a particular stock.


    - Prices of the Fund's foreign securities go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or other factors that can adversely affect investments in foreign countries.

    - Changes in market prices and the assets of the Fund may from time to time cause more of the Fund's assets to be invested in securities of a single company, which increases the volatility of the Fund.

    - To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of principal and interest.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

                               INVESTMENT RESULTS

The bar chart and table below provide an indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

           Here are the Fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990  -13.80%
1991   64.51%
1992   21.57%
1993   16.74%
1994   10.37%
1995   38.38%
1996   37.76%
1997   17.70%
1998   -0.42%
1999   14.24%



The year to date return for the Fund as of June 30, 2000 was (1.16%).

   The Fund's highest/lowest QUARTERLY results during this time period were:

HIGHEST                   36.98%         (Quarter ended 03/31/91)
LOWEST                    (31.24)%       (Quarter ended 09/30/90)


The table below shows how the Fund's average annual returns after deduction of the maximum sales charge for one, five and ten calendar years compared with those of the Russell 2000 Index and the Lipper Mid-Cap Value Fund Average.


                    For the periods ended December 31, 1999:



                                                              FUND WITH                        LIPPER
                                                               MAXIMUM                        MID-CAP
                                                             SALES CHARGE      RUSSELL       VALUE FUND
AVERAGE ANNUAL TOTAL RETURN                                    DEDUCTED         2000*         AVERAGE*
---------------------------                                  ------------      --------      ----------
One Year...............................................          6.81 %        21.26 %            9.33%
Five Years.............................................         19.00 %        16.69 %           16.55%
Ten Years..............................................         18.15 %        13.40 %           12.71%


------------

* The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how the Fund performed in relation to other mutual funds with similar objectives.

                         FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MIGHT PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
        Maximum Sales Load Imposed on Purchases (as a
        percentage of offering price).......................   6.50%
        Maximum Deferred Sales Load (as a percentage of
        original sales price or redemption proceeds, as
        applicable).........................................       *
        Redemption Fee (as a percentage of amount
        redeemed)...........................................  None**
        Exchange Fee........................................   $5.00

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
        Management Fees.....................................   0.66%
        Distribution (12b-1) Fees...........................    None
        Other Expenses (including financial services).......   0.20%
                                                              ------
        Total Annual Fund Operating Expenses................   0.86%


------------

* An account management fee is charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge.

**Redemptions by wire are subject to a $3.50 charge per wire.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year....................................................  $  732
Three years.................................................  $  907
Five years..................................................  $1,096
Ten years...................................................  $1,642

   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS



INVESTMENT OBJECTIVE. The Fund's primary investment objective is long-term growth of capital. Providing you current income is a secondary consideration. The Fund seeks to make your investment grow over the long-term by investing principally in common stocks the Adviser deems to possess above-average ability to increase in market value.



PRINCIPAL INVESTMENT STRATEGIES. The Fund's Adviser favors investments in common stocks it believes undervalued when considering various valuation criteria. The Adviser deems the following important in its stock selection process: current as well as future levels of profitability, book value, replacement cost of assets and free cash flow. The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. Furthermore, investments tend to be focused in areas viewed as temporarily out-of-favor, as evidenced by such factors as low price-to-normalized earnings ratios and price-to-book value ratios. Normalized earnings are used in an attempt to reduce the effect of one-time or extraordinary items that may distort the normal or anticipated recurring earnings from the operations of the company. The Fund also invests in debt securities, but to a lesser extent. Debt securities are selected using an investment approach similar to that of equities and may include United States Government and government agency obligations, corporate debt securities, preferred stocks and convertible securities. Lower rated or comparable unrated debt securities may comprise up to 15% of net assets.



For temporary defensive purposes or in response to adverse market conditions, the Fund may take larger than usual positions in cash or high-quality short-term debt securities (U.S. government or government agency securities, obligations of domestic banks, prime commercial paper notes and repurchase agreements). As a result, you may not achieve your investment objectives in the short-term.



The Fund relies on the professional judgment of its Adviser to make decisions about the Fund's portfolio securities. The Adviser's basic investment philosophy is to purchase securities on the basis of fundamental value and earnings expectations rather than short-term stock market expectations.


PRINCIPAL RISKS. Your investment in the Fund is subject to a number of risks related to principal investment strategies, including the following.


    - The Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile. Consequently, the Fund may be subject to greater risk than if it invested in larger companies.


    - Fund shares could decline in value in response to certain events, such as changes in markets or economies.

    - The prices of equity securities held by the Fund can be affected by events specifically involving the issuers of these securities.


    - The prices of debt securities held by the Fund can be affected by changing interest rates (as interest rates rise, the prices of debt securities fall), effective maturities and credit ratings.

    - Investing outside the U.S. can also involve additional risks, such as currency fluctuations and political, social and economic instability.


    - Although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% or even 10% of the Fund's assets to be invested in securities of a single company. Such relative concentration is likely to increase the volatility of the Fund's net asset value per share.


    - To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of principal and interest. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in lower-rated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities.



                          MANAGEMENT AND ORGANIZATION


DISCONTINUANCE OF SALES TO NEW INVESTORS


The Fund has discontinued indefinitely the sale of its shares to new investors, except directors, officers and employees of the Fund, the Adviser and affiliated companies. The Fund continues to accept additional investments from existing shareholders, and continues to reinvest dividends and capital gains distributions with respect to the accounts of existing shareholders who elect such options. The decision to discontinue sales to new investors reflects management's belief that, under current conditions, unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may recommence at any time the offering of shares to new investors if the Board of Directors believes it would be in the best interests of the Fund and its shareholders.


INVESTMENT ADVISER


First Pacific Advisors, Inc. is the Fund's investment adviser. The Adviser, together with its predecessors, has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since July 11, 1984. The Adviser manages assets of approximately $3.1 billion for seven investment companies, including one closed-end investment company, and 19 institutional accounts. First Pacific Advisors, Inc. is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 0.66%.

    The Adviser is an indirect, wholly owned subsidiary of United Asset Management Corporation ("UAM"). UAM is a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms. UAM has announced an agreement to be acquired by Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. The board of directors of the Fund has been informed by the Adviser that no changes in the operations of the Adviser are currently planned which would affect the services being provided to the Fund. The acquisition will constitute an assignment which under the Investment Company Act will terminate the current investment advisory agreement between the Adviser and the Fund. The Adviser proposes a new investment advisory agreement identical to the current agreement in all respects except for its effective and termination dates. A new investment advisory agreement requires approval by the board of directors of the Fund and by shareholders of the Fund.

PORTFOLIO MANAGER


Robert L. Rodriguez, President of the Fund, and Principal, Chief Executive Officer, Chief Investment Officer and director of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio.
Mr. Rodriguez has been the Chief Investment Officer of the Fund for over 16 years.


                      PURCHASE, PRICING AND SALE OF SHARES

PURCHASE AND INVESTMENT MINIMUMS. You can purchase shares, if you fall into one of the classes of investors described above, by contacting any investment dealer authorized to sell the Fund's shares. You can use the account information form for initial purchases. The minimum initial investment is $1,500, and each subsequent investment must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if a check does not clear.


SHARE PRICE. The Fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open. The NYSE is closed most national holidays and Good Friday. Share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day if Boston Financial Data Services, Inc. receives the order prior to its close of business at 4:00 p.m. Eastern time. Orders received by Boston Financial Data Services, Inc. after such time generally are priced based on the share price for the next business day. However, orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to Boston Financial Data Services, Inc. by 9:30 a.m., Eastern time, on the following business day are priced at the share price for the prior business day. Share prices for sales (redemptions) of Fund shares is the first share price determined after Boston Financial Data Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to Boston Financial Data
Services, Inc. within the times specified above.



SALES CHARGES. The offering price is the share price plus any applicable sales charge. A sales charge may apply to your purchase. As indicated in the table below, your sales charge can be reduced for larger purchases. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.


                                                               SALES       SALES       REALLOWED
SIZE OF INVESTMENT                                           CHARGE(1)   CHARGE(2)   TO DEALERS(2)
------------------                                           ---------   ---------   -------------
Less than $10,000..........................................    6.95%       6.50%         6.00%
$10,000 but less than $25,000..............................    6.38%       6.00%         5.50%
$25,000 but less than $50,000..............................    5.54%       5.25%         4.75%
$50,000 but less than $100,000.............................    4.71%       4.50%         4.25%
$100,000 but less than $250,000............................    3.90%       3.75%         3.50%
$250,000 but less than $500,000............................    2.04%       2.00%         1.75%
$500,000 but less than $1,000,000..........................    1.01%       1.00%         0.80%
$1,000,000 and over........................................    0.00%       0.00%         0.00%

------------

(1) As a percentage of net amount invested.

(2) As a percentage of public offering price.

REDUCING YOUR SALES CHARGE

INVESTMENTS IN OTHER FPA FUNDS. To determine the sales charge, you can add the current value, at offering price, of all presently held shares of the FPA Funds, which are:

    - FPA Capital Fund, Inc. (this Fund, which is currently closed to new investors)

    - FPA New Income, Inc.

    - FPA Paramount Fund, Inc.

    - FPA Perennial Fund, Inc.

If your holdings of other FPA Funds qualify you for a reduced sales charge, you must provide information to verify your holdings.

LETTER OF INTENT. A letter of intent will allow you to obtain a reduced sales charge by aggregating investments made during a thirteen-month period. The value of all presently held shares of the FPA Funds (see above list) can also be used to determine the applicable sales charge. The account information form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a Letter of Intent during the period receives the sales charge for the total investment goal. IF YOU DO NOT REACH YOUR INVESTMENT GOAL, YOU MUST PAY THE DIFFERENCE BETWEEN THE SALES CHARGES APPLICABLE TO THE AMOUNT PURCHASED MINUS THOSE ACTUALLY PAID.

PURCHASES NOT SUBJECT TO SALES CHARGE. You and your spouse (and your immediate relatives) can purchase shares without a sales charge, if you fall into one of the following categories and you represent that the shares you purchase are for investment and will not be resold except through redemption or repurchase by the Fund. Immediate relatives include grandparents, parents, siblings, children and grandchildren of a qualified investor, and the spouse of any immediate relative.

    (a) current and former directors, officers and employees of the Adviser, United Asset Management Corporation (the Adviser and FPA Fund Distributors, Inc. are indirect wholly owned subsidiaries of United Asset Management Corporation) and its affiliates;

    (b) current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser) and its affiliates;

    (c) current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;


    (d) investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees;


    (e) employees (including registered representatives) of a dealer that has a selling group agreement with FPA Fund Distributors, Inc. and consents to the purchases;

    (f) any employee benefit plan maintained for the benefit of such qualified investors; and

    (g) directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds.

Because FPA Fund Distributors, Inc. anticipates that certain purchases will result in economies of scale in the sales effort and related expenses compared to sales made through normal distribution channels, upon satisfaction of certain conditions the following persons can purchase without a sales charge:

    (a) trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees;

    (b) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund or other FPA Funds totals at least $1,000,000;

    (c) tax-exempt organizations enumerated in Section 501(c) (3), (9), or (13) of the Internal Revenue Code; and

    (d) accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided it has entered into an agreement with FPA Fund Distributors, Inc. regarding those accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or FPA Fund Distributors, Inc.

If you qualify, you must submit a special application form available from FPA Fund Distributors, Inc. with your initial purchase, and you must notify FPA Fund Distributors, Inc. of your eligibility when you place the order. If you place the order through a broker, the broker may charge you a service fee. No such fee is charged if you purchase directly from FPA Fund Distributors, Inc. or the Fund.

SELLING (REDEEMING) YOUR SHARES

You can sell (redeem) for cash without charge any or all of your Fund shares at any time by sending a written request to Boston Financial Data Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.


A check will be mailed to you within seven days after Boston Financial Data Services, Inc. receives a properly completed request (as described below under "Written Requests"). If Fund shares sold were recently purchased by check, payment of the redemption proceeds will be delayed until confirmation that the purchase check has cleared, which may take up to 15 days from the date of purchase.


WRITTEN REQUESTS. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

    - Over $10,000;

    - Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

    - If the shareholder is a corporation, partnership, trust or fiduciary.

A signature guarantee can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.


TELEPHONE TRANSACTIONS. You must elect the option on the account information form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete a request with a signature guarantee. Sales via telephone are not available for shares held in a Fund-sponsored retirement account or in certificate form.



When you obtain the right to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions over $5,000 which are sent to your bank are wired unless the designated bank cannot receive Federal Reserve wires, in which case the redemptions are mailed. Telephone redemptions under $5,000 which are sent to the designated bank are mailed unless you request otherwise. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.


Boston Financial Data Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither Boston Financial Data Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

REINVESTING IN THE FUND WITH PROCEEDS FROM REDEMPTION OF SHARES. If you reinvest in the Fund within 30 days, you do not have to pay a sales charge. Your reinvestment is made at the first share price determined after Boston Financial Data Services, Inc. receives your order. You can only do this once for each Fund investment, and you must provide sufficient information to verify your reinvestment when you make your purchase. A sale and reinvestment is a taxable transaction, but losses on the sale are not deductible for federal income tax purposes.

AUTOMATIC REDEMPTION (SALE) OF YOUR SHARES. If as a result of a redemption your account value is less than $500, the Fund can direct Boston Financial Data Services, Inc. to sell your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

                  EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

EXCHANGING YOUR FUND SHARES

EXCHANGING YOUR SHARES FOR SHARES OF OTHER FPA FUNDS. You can exchange your shares of the Fund for shares of other FPA Funds.

You can increase an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state.

A $5.00 service fee applies to each exchange. In addition, a sales charge applies unless:

    - you paid a sales charge on the exchanged shares equivalent to that applicable to the acquired shares;

    - you are otherwise entitled to purchase shares without a sales charge (as noted under "Purchases Not Subject to Sales Charge"); or

    - the shares you are exchanging were acquired by reinvestment.

EXCHANGING YOUR SHARES FOR SHARES OF A MONEY MARKET FUND. FPA Fund Distributors, Inc. has made arrangements to allow you to exchange your shares for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified money market mutual fund. Shares of the money market fund you acquire through exchange plus any shares acquired by reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund without a sales charge. However, in the case of the Fund, you must have maintained your account in the Fund in order to re-exchange your shares in the money market fund for shares in the Fund. If your shares are held in a Fund-sponsored individual retirement account, you cannot exchange them into shares of the money market fund.

The $5.00 exchange fee is paid by FPA Fund Distributors, Inc., which receives a fee from Kemper Financial Services, the administrator of the money market fund, of 0.15 of 1% per year or more of the average daily net asset value of shares of the money market fund acquired through this exchange program.

The money market fund is not an FPA Fund and is separately managed. The fact that you have the ability to exchange your shares for shares of the money market fund is not a Fund recommendation of the money market fund.

HOW TO EXCHANGE YOUR SHARES. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the account information form). Exchanges are subject to the following restrictions:

    - You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchanges will be null and void;

    - Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

    - An exchange requires the purchase of shares with a value of at least $1,000; and

    - Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by Boston Financial Data Services, Inc. In the case of exchanges into the money market fund, dividends generally start on the following business day.

For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information for further information.

DISCONTINUATION OF THE EXCHANGE PROGRAMS.  The Fund and FPA Fund
Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds or the money market fund upon 60 days' notice. If you have exchanged your shares into shares of the money market fund, you will have at least 60 days after being given notice of the end of the exchange program to reacquire Fund shares without a sales charge.

FOR MORE INFORMATION OR FOR PROSPECTUSES FOR OTHER FPA FUNDS AND/OR THE MONEY MARKET FUND, PLEASE CONTACT A DEALER OR FPA FUND DISTRIBUTORS, INC. YOU SHOULD READ THE PROSPECTUSES OF THESE OTHER FUNDS AND CONSIDER DIFFERENCES IN OBJECTIVES AND POLICIES BEFORE MAKING ANY EXCHANGE.

OTHER SHAREHOLDER SERVICES

INVESTMENT ACCOUNT. Each shareholder has an investment account in which Boston Financial Data Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.


PRE-AUTHORIZED INVESTMENT PLAN. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments. To make automatic monthly investments of at least $100, you must complete the account information form available from dealers or FPA Fund Distributors, Inc. Boston Financial Data Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

RETIREMENT PLANS. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Tax matters are complicated; you should consult your tax adviser. FPA Fund
Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.


SYSTEMATIC WITHDRAWAL PLAN. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the account information form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the account information form. Dividends and capital gains distributions are automatically reinvested in the Fund at net asset value. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest because of additional sales charges, and you will recognize any taxable gains or losses on the automatic withdrawals.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the account information form to request a cash payment.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Dividends and distributions are taxed at ordinary rates while capital gains may be taxed at a different rate. Furthermore, capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.

Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment.

You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the account information form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Federal tax law generally requires that a holder (such as the Fund) of a debt security purchased at a discount (including a zero coupon security) accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may give rise to original issue discount which is includable in the Fund's gross income on a current basis. Similarly, the Fund generally must recognize as income interest accrued on accrual bonds and other debt securities even though not paid in cash. As an investment company, the Fund must pay dividends equal to substantially all of its net investment income each year. Since most shareholders reinvest dividends declared by the Fund, it is not expected that cash dividend payments would exceed the total amount of cash interest the Fund actually receives. Cash distributions are made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as return of capital.

Please see the Statement of Additional Information and consult with your tax adviser.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.



                                                              FOR THE YEARS ENDED MARCH 31,
                                                   ----------------------------------------------------
                                                     2000       1999       1998       1997       1996
                                                   --------   --------   --------   --------   --------
Per share operating performance:
Net asset value at beginning of year.............  $ 30.34    $  38.30   $ 32.28    $ 27.55    $ 22.40
                                                   -------    --------   -------    -------    -------
Income from investment operations:
  Net investment income..........................  $   .12    $    .40   $   .49    $   .38    $   .33
  Net realized and unrealized gain (loss) on
    investment securities........................     7.07       (4.76)     8.74       6.98       7.63
                                                   -------    --------   -------    -------    -------
Total from investment operations.................  $  7.19    $  (4.36)  $  9.23    $  7.36    $  7.96
                                                   -------    --------   -------    -------    -------

Less distributions:
  Dividends from net investment income...........  $  (.22)   $   (.40)  $  (.47)   $  (.37)   $  (.26)
  Distributions from net realized capital
    gains........................................    (4.03)      (3.20)    (2.74)     (2.26)     (2.55)
                                                   -------    --------   -------    -------    -------
Total distributions..............................  $ (4.25)   $  (3.60)  $ (3.21)   $ (2.63)   $ (2.81)
                                                   -------    --------   -------    -------    -------
Net asset value at end of year...................  $ 33.28    $  30.34   $ 38.30    $ 32.28    $ 27.55
                                                   =======    ========   =======    =======    =======
Total investment return*.........................   25.39%    (12.45)%    30.10%     27.30%     36.84%

Ratios/supplemental data:
Net assets at end of year (in $000's)............  517,900     513,894   789,436    597,184    399,282
Ratio of expenses to average net assets..........     .86%        .86%      .83%       .84%       .87%
Ratio of net investment income to average net
 assets..........................................     .35%       1.20%     1.38%      1.27%      1.28%
Portfolio turnover rate..........................      18%         19%       24%        21%        21%


------------

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

-                                                                              -
---                                                                          ---


FOR SHAREHOLDER SERVICES CONTACT   FOR RETIREMENT PLAN SERVICES       FOR DEALER SERVICES CONTACT
BOSTON FINANCIAL DATA              CALL YOUR EMPLOYER OR PLAN         FPA FUND DISTRIBUTORS, INC.
SERVICES, INC.                     ADMINISTRATOR                      11400 West Olympic Boulevard
P.O. Box 8115                      FOR 24-HOUR INFORMATION GO TO      Suite 1200
Boston, MA 02266-8115              FUNDMASTER MARKETING GROUP         Los Angeles, CA 90064
(617) 483-5000 or                  INTERNET WEB SITE                  (310) 473-0225 or
(800) 638-3060 except Alaska       http://www.fundmaster.com          (800) 982-4372 except
Hawaii, Massachusetts and                                             Alaska, Hawaii and
Puerto Rico                                                           Puerto Rico


Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.


INVESTMENT ADVISER             CUSTODIAN AND TRANSFER AGENT
FIRST PACIFIC ADVISORS, INC.   STATE STREET BANK AND
11400 West Olympic Boulevard   TRUST COMPANY
Suite 1200                     225 Franklin Street
Los Angeles, CA 90064          Boston, MA 02110



INQUIRIES CONCERNING TRANSFER OF REGISTRATION, DISTRIBUTIONS, REDEMPTIONS AND SHAREHOLDER SERVICE SHOULD BE DIRECTED TO BOSTON FINANCIAL DATA SERVICES, INC. INQUIRIES CONCERNING SALES SHOULD BE DIRECTED TO FPA FUND DISTRIBUTORS, INC.


MULTIPLE TRANSLATIONS

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the Fund, including the Fund's financial statements.


A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Reference Section of the SEC, Washington, DC 20549-6009.


FOR MORE INFORMATION OR TO REQUEST A FREE COPY OF ANY OF THE DOCUMENTS ABOVE CONTACT FPA FUND DISTRIBUTORS, INC. AT 11400 WEST OLYMPIC BOULEVARD,
SUITE 1200, LOS ANGELES, CALIFORNIA 90064, AT (800) 982-4372, EXCEPT FROM ALASKA, HAWAII AND PUERTO RICO (WHERE YOU MAY CALL COLLECT (310) 473-0225).


Investment Company Act No. 811-1596


-                                                                              -
---                                                                          ---

                       STATEMENT OF ADDITIONAL INFORMATION
                             FPA CAPITAL FUND, INC.
                                 August 1, 2000


This Statement of Additional Information supplements the current Prospectus of FPA Capital Fund, Inc. ("Fund") dated August 1, 2000. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus can be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except Alaska, Hawaii and Puerto Rico.


                               TABLE OF CONTENTS
                                                                               Page
Investment Objective, Strategies and Policies..................................  1
Description of Certain Securities and Investment Techniques....................  1
     Equity Securities.........................................................  1
     Fixed-Income Securities...................................................  2
     Inflation-Indexed Bonds...................................................  2
     Mortgage-Backed Securities................................................  3
     Guaranteed Mortgage Pass-Through Securities...............................  3
     Collateralized Mortgage Obligations, Multiclass Pass-Through Securities
       and Accrual Certificates (Z-Bonds)......................................  4
     Stripped Mortgage-Backed Securities.......................................  5
     Lower Rated Debt Securities ..............................................  6
     Risk Factors Relating to Lower Rated Securities ..........................  7
     Securities of Foreign Issuers.............................................  8
     Covered Call Options......................................................  8
     Short Sales Against the Box...............................................  8
     Repurchase Agreements.....................................................  9
     Rule 144A and Other Restricted Securities.................................  9
Investment Restrictions........................................................  9
     Additional Restrictions................................................... 11
Fund Organization.............................................................. 11
Directors and Officers of the Fund............................................. 12
Five Percent Shareholders...................................................... 16
Management..................................................................... 17
     Investment Adviser........................................................ 17
     Investment Advisory and Service Agreement................................. 17
     Principal Underwriter..................................................... 19
Portfolio Transactions and Brokerage........................................... 19
Portfolio Turnover............................................................. 20
Capital Stock.................................................................. 20
     Common Stock.............................................................. 20
     Voting Rights............................................................. 20
Purchase and Redemption of Shares.............................................. 20
     Net Asset Value........................................................... 20
     Sales Charges............................................................. 21

     Authorized Financial Intermediaries....................................... 21
     Sales at Net Asset Value.................................................. 21
     Letter of Intent.......................................................... 21
     FPA Exchange Privilege.................................................... 22
     Redemption of Shares...................................................... 23
     Telephone Redemption...................................................... 23
Tax Sheltered Retirement Plans................................................. 24
Dividends, Distributions and Taxes............................................. 24
Distributor.................................................................... 25
Prior Performance Information.................................................. 26
Financial Statements........................................................... 28

                  INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES


The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA Capital Fund, Inc.'s (the "Fund") net assets unless otherwise noted. This summary is not intended to reflect all of the Fund's investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES

- The Fund's primary objective is long-term growth of capital. Providing you current income is a secondary consideration. The Adviser believes that the Fund's goals can best be achieved by investing primarily in common stocks the Adviser deems to possess above-average ability to increase in market value. The Fund may also invest in United States Government and government agency obligations, corporate debt securities, preferred stocks and convertible securities. Up to 15% of the Fund's net assets may be invested in lower-rated or comparable unrated debt securities.

- Investments in the Fund are not limited by a specific industry, and substantially all common stocks purchased by the Fund will be listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or National List.

FIXED-INCOME SECURITIES

- Up to 15% of the Fund's net assets can be invested in fixed-income securities, including convertible securities, that are rated BB or lower, by Standard & Poor's Corporation or Ba or lower by Moody's Investor Services, Inc.

- The Fund can invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.

- The Fund can invest in mortgage-backed securities which represent an interest in a pool of mortgage loans. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. A variety of CMO certificates may be issued in sequential pay structures. These securities include accrual certificates (also known as "Z-bonds") which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Up to 5% of the Fund's assets can be invested in interest-only classes of stripped mortgage-backed securities.

NON-U.S. SECURITIES

- The Fund can invest up to 10% of its net assets in securities of foreign issuers.

           DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES -- The Fund will invest primarily in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial conditions of their issuers and on market and economic conditions. These fluctuations can be severe and can generate large losses.

FIXED-INCOME SECURITIES -- The Fund can invest in fixed-income securities. Bonds and other fixed-income securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face value. The market price of fixed-income securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates and can also be affected by the financial conditions of the issuers. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

INFLATION-INDEXED BONDS -- The Fund can invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation-indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity. See also "Dividends, Distributions and Taxes" in the Prospectus.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

MORTGAGE-BACKED SECURITIES -- The Fund can invest in mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States). Mortgage-backed securities are also issued by certain private, nongovernmental corporations, such as financial institutions. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. To the extent that the Fund purchases mortgage-backed securities at a premium, prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. In addition, like other debt securities, the value of mortgage-related securities will generally fluctuate in response to market interest rates.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. The Fund may also invest in government-related mortgage-backed securities which are not backed by the full faith and credit of the United States such as those issued by FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES -- The Fund can invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United

States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS, MULTICLASS PASS-THROUGH SECURITIES AND ACCRUAL CERTIFICATES (Z BONDS) -- Collateralized mortgage obligations ("CMOs") are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMOs issue a series of bonds or certificates in multiple classes. Each class, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Principal prepayments on the underlying pool of mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Changes in estimated prepayment rates alter the expected life of mortgage-backed securities. In periods of sharp interest rate movements and/or in periods of supply and demand imbalances in the market for such securities, the prices of certain CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. For example, an increase in interest rates would not only likely decrease the value of CMOs owned by the Fund but would also increase the inherent volatility of the Fund by effectively lengthening the expected life of these securities.

A variety of CMO certificates may be issued in sequential pay structures. These securities include accrual certificates (also known as "Z-bonds") which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. The market prices of CMOs structured as accrual bonds are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The Fund may invest in CMOs which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage

Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, the Fund's investment in a CMO is not effected by the issuer's election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

STRIPPED MORTGAGE-BACKED SECURITIES -- The Fund can invest in stripped mortgage-backed securities. Up to 5% of the Fund's net assets can be invested in interest-only classes of stripped mortgage-backed securities. The prices of these securities are likely to be volatile in the event of changes in mortgage prepayment rates, or expectations related thereto. In addition, these securities tend to be less liquid than other CMOs.

Stripped mortgage-backed securities represent beneficial ownership interests in either periodic principal distributions (the principal-only or "PO" class) or interest distributions (the interest-only or "IO" class) on mortgage-backed certificates. The certificates underlying the stripped mortgage-backed securities represent all or part of the beneficial interest in pools of fixed-rate Mortgage Assets. The Fund may invest in IO securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of IO securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation, the expected increase in the value of IO securities may offset all or a portion of any decline in value of other debt securities owned by the Fund. Investing in stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities. In addition, the yields on IO and PO securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO securities and increasing the yield to maturity on PO securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO securities and decreasing the yield to maturity on PO securities. Sufficiently high prepayments rates could result in the Fund's not fully recovering its initial investment in an IO security. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-backed security at a time when it wishes to do so. Stripped mortgage-backed securities will be considered illiquid securities unless (i) issued by the United States Government or an agency or instrumentality thereof,
(ii) backed by fixed-rate mortgages, and (iii) there appears to be a liquid secondary market for the security.

LOWER RATED DEBT SECURITIES -- The Fund can invest up to 15% of its net assets in fixed-income securities, including convertible securities, which are rated BB or lower, by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), which ratings are considered by the rating agencies to be speculative, and unrated securities considered by the Adviser to be of comparable quality. Debt securities with a rating of BB/Ba or lower are commonly referred to as "junk bonds."

To the extent the Fund acquires convertible securities or other debt securities that are rated lower than investment grade or are not rated, there is a greater risk that payment of principal and interest will not be made on a timely basis or at all. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in lower-rated securities involves greater investment risk, achievement of the Fund's investment objective depends more on the Adviser's credit analysis than it does with respect to the Fund's investments in higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities.

Prices of lower-rated securities may decline rapidly if many holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower-rated securities generally could reduce market liquidity for such securities and make it harder to sell them. The lower-rated bond market has grown primarily during a period of long economic expansion, and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The lower-rated securities in which the Fund can invest include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). These securities could be rated C, C1 or D by S&P or C by Moody's or may be unrated. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund may invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company's financial condition. These factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but before default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities could increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debt-holders, the Deep Discount Securities could stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

As of March 31, 2000, none of the Fund's net assets were invested in convertible securities, 5.5% of the Fund's net assets were invested in non-convertible bonds and debentures (of which 90.8% represent U.S. Government and agency securities), and 2.3% of the Fund's net assets were held in high grade short-term investments.

RISK FACTORS RELATING TO LOWER RATED SECURITIES

1. SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

2. LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund's Board of Directors' ability to accurately value high yield bonds and the Fund's assets and on the Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

3. LEGISLATION. New laws and proposed new laws could have a negative impact on the market for high yield bonds. For example, several years ago legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

4. TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass-through treatment under the Internal Revenue Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

5. CREDIT RATINGS. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund's portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

SECURITIES OF FOREIGN ISSUERS -- The Fund can invest up to 10% of its net assets in securities of foreign issuers. Investments in securities of foreign issuers can be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there might be less publicly available information about foreign companies, which generally are subject to less stringent accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies might be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Settlement of transactions in some foreign markets can be delayed or can be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Investments in foreign securities can involve additional risks, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. In the event of a default on any foreign debt obligation, it could be more difficult for the Fund to obtain or enforce a judgment against the issuer.

COVERED CALL OPTIONS -- In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option which, at the time, would cause its outstanding options to cover securities comprising more than 10% of its asset value. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.

SHORT SALES AGAINST THE BOX -- The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total net assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

The Fund did not effect any short sales in the last fiscal year.

REPURCHASE AGREEMENTS -- The Fund can invest up to 20% of its total assets in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 ("Investment Company Act"). In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total assets in repurchase agreements that mature in more than seven days and/or other securities which are not readily marketable.

RULE 144A AND OTHER RESTRICTED SECURITIES -- The Fund can invest up to 5% of its net assets in Rule 144A securities or other securities subject to legal or contractual restrictions on resale.

Rule 144A was adopted under the Securities Act of 1933 (the "1933 Act") to allow a broader institutional trading market for securities subject to restriction on resale to the general public. The Rule provides a "safe harbor" for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act. Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken. These restrictions and the Fund's investment objectives cannot be changed without approval of the holders of a majority of outstanding Fund shares. The Investment Company Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to those described in the Prospectus, these restrictions provide that the Fund will not:

1. Borrow any amount other than as a temporary measure for extraordinary or emergency purposes as determined by the Fund's Board of Directors;

2. Concentrate more than 25% of the value of its assets in a particular industry;

3. Purchase the securities of any one issuer (except securities issued by the United States of America, or any instrumentality thereof) if the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund's total assets;

4. Purchase the securities of any one issuer causing the Fund's holdings to exceed 10% of the outstanding voting securities of such issuer or 10% of any class of securities of such issuer.

5. Issue any class of senior security nor sell any senior security of which it is the issuer, except that the Fund is permitted to borrow from any bank; provided that such borrowing may only be as a temporary measure for extraordinary or emergency purposes, but not for investment purposes and shall not, in the aggregate, exceed 10% of its total assets taken at cost or 5% of its total assets taken at current value, whichever is less; and provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund;

6.   Underwrite the sale of any securities other than Fund shares;

7.   Purchase or sell commodities, commodity contracts or real estate;

8. Lend money or securities to any person, firm, or corporation for any purpose whatsoever; provided, however, that the following are not construed as the making of a loan: (a) the acquisition of a portion of publicly distributed bonds, debentures, notes and other obligations or evidence of interest in or indebtedness of any corporation, domestic or foreign, or of any government or municipality; (b) the acquisition of obligations of, or obligations guaranteed by, national or state banks or bank holding companies (including certificates of deposit and bankers acceptances); and
     (c) the entry into repurchase agreements if the following conditions are met: (1) that the securities or instruments subject to the agreement are of the type in which the Fund may otherwise invest, (2) that at the time the repurchase agreement is made the value of the securities or instruments involved is equal to the purchase price, (3) that not more than 20% of the Fund's total assets, at the time the agreement is made, will be invested pursuant to such agreements, and (4) that such agreements with any one entity, together with any other investments in that entity, shall not exceed in the aggregate 5% of the Fund's total assets, at market value, computed at the time the agreement is made;

9. Mortgage, pledge, hypothecate or in any manner transfer, as security for any indebtedness, any security owned or held by the Fund;

10. Participate on a joint or a joint and several basis in any trading account in securities;

11. Purchase from or sell to any officer or director of the Fund, or firms of which any of them are members, any securities other than Fund shares; but such persons or firms may act as brokers for the Fund for customary commissions;

12. Purchase or retain any securities of any issuer if those officers and directors of the Fund or of its manager or investment adviser owning individually more than 0.5% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer;

13. Invest for the purpose of exercising control over or management of any company;

14.  Invest in securities issued by other investment companies;

15. Effect short sales of securities, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost;

16.  Buy securities on margin;

17. Purchase or sell securities other than Fund shares through any brokerage or investment organization in which any officer or director of the Fund is a partner, officer, director or shareholder;

18. Invest more than 5% of its assets in securities of corporations which have a record of less than three years continuous operation; or

19. Write options, except the Fund may write covered call options and effect closing transactions; provided the Fund shall: (i) write options only on securities which it owns and which are traded on a national securities exchange; (ii) retain ownership of the underlying security for the duration of said options and (iii) not write any option which would, at the time, cause outstanding options written by the Fund to cover securities comprising more than 10% of the value of the Fund's assets.

ADDITIONAL RESTRICTIONS. The Fund is also subject to the following policies which its Board of Directors can amend and which apply at the time of purchase of securities. The Fund will not:

1. Invest more than 10% of total assets in repurchase agreements with maturities over seven days and/or other securities which are not readily marketable;

2.   Purchase warrants exceeding 2% of total assets;

3.   Invest in oil, gas or other mineral exploration or development programs; or

4. Purchase Rule 144A securities in an amount exceeding 5% of the Fund's net assets or purchase other securities subject to legal or contractual restrictions on resale in an amount exceeding 5% of the Fund's net assets.

                                FUND ORGANIZATION

The Fund is a Maryland corporation and a diversified, open-end management investment company, generally called a mutual fund, which was organized in 1966. A mutual fund provides the investor a practical and convenient way to invest in a diversified portfolio of securities by combining resources with others who have similar investment goals.

A board of four directors is responsible for overseeing the Fund's affairs.

                       DIRECTORS AND OFFICERS OF THE FUND

All directors and officers of the Fund are also directors and/or officers of one or more of four other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of United Asset Management Corporation ("UAM"). These investment companies are FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. (collectively, the "FPA Fund Complex").

The directors and officers of the Fund, their ages on the date hereof and their principal occupations during the past five years follow. Their address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

                           FUND DIRECTORS AND OFFICERS
                                    DIRECTORS





-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   AGGREGATE
                                                                                 AGGREGATE       COMPENSATION (1)
                                                                               COMPENSATION (1)    FROM THE FPA     TOTAL NUMBER OF
                                                                                 FROM THE         FUND COMPLEX     BOARDS OF FUNDS
                                                                                FUND DURING     DURING THE FISCAL   MANAGED BY THE
                               POSITION HELD  PRINCIPAL OCCUPATION(S)          THE FISCAL YEAR      YEAR ENDED     ADVISER ON WHICH
     NAME/AGE                    WITH FUND    DURING PAST 5 YEARS               ENDED 3/31/00        3/31/00        DIRECTOR SERVED
-----------------------------------------------------------------------------------------------------------------------------------
Willard H. Altman, 64           Director     Former Partner of Ernst & Young     $10,000             $43,000               4
                                             LLP, independent auditors for
                                             the Fund. Director of Source
                                             Capital, Inc. (since May 1998),
                                             of FPA New Income, Inc. (since
                                             July 1998) and of FPA Perennial
                                             Fund, Inc. (since August 1998).
                                             Director of Current Income
                                             Shares, Inc., a closed-end
                                             investment company. Vice
                                             President of Evangelical Council
                                             for Financial Accountability,
                                             an accreditation organization
                                             for Christian non-profit
                                             entities.
-----------------------------------------------------------------------------------------------------------------------------------

Donald E. Cantlay, 77           Director                                           $ 584             $ 1,168               2
                                (Until 5/99)
-----------------------------------------------------------------------------------------------------------------------------------
DeWayne W. Moore, 86            Director     Former Director, Senior Vice        $10,000             $20,000               2
                                             President and Chief Financial
                                             Officer of Guy F. Atkinson
                                             Company of California
                                             (construction). Director of FPA
                                             New Income, Inc. for more than
                                             the past five years.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   AGGREGATE
                                                                                 AGGREGATE       COMPENSATION (1)
                                                                               COMPENSATION (1)    FROM THE FPA     TOTAL NUMBER OF
                                                                                 FROM THE         FUND COMPLEX     BOARDS OF FUNDS
                                                                                FUND DURING     DURING THE FISCAL   MANAGED BY THE
                               POSITION HELD  PRINCIPAL OCCUPATION(S)          THE FISCAL YEAR      YEAR ENDED     ADVISER ON WHICH
     NAME/AGE                    WITH FUND    DURING PAST 5 YEARS               ENDED 3/31/00        3/31/00        DIRECTOR SERVED
-----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., 55      Director     Director of the Harold Price        $ 2,696             $ 5,392               2
                                (Elected     Center for Entrepreneurial
                                12/20/99)    Studies and Associate Professor
                                             of Business Economics at The
                                             John E. Anderson Graduate School
                                             of Management at UCLA, Dr.
                                             Osborne has been at UCLA since
                                             1972, Director of FPA New
                                             Income, Inc. (since December
                                             1999), of K2 Inc., of Nordstrom,
                                             Inc., and of E* Capital
                                             Corporation, a privately held
                                             company, which operates a
                                             venture capital fund and owns
                                             Wedbush Morgan Securities, Inc.,
                                             a broker-dealer. Independent
                                             general partner of Technology
                                             Funding Venture Partners V L.P.,
                                             a business development company.
                                             Trustee of the WM Group of
                                             Funds, a mutual fund complex.

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence J. Sheehan, 68*        Director     Of counsel to, and partner          $10,000             $43,000               4
                                             (1969 to 1994) of, the law firm
                                             of O'Melveny & Myers LLP, legal
                                             counsel to the Fund. Director of
                                             Source Capital, Inc., of FPA
                                             Perennial Fund, Inc. and of FPA
                                             New Income, Inc. for more than
                                             the past five years. Director of
                                             TCW Convertible Securities Fund,
                                             Inc., a closed-end investment
                                             company.
-----------------------------------------------------------------------------------------------------------------------------------

(1) No pension or retirement benefits are provided to directors by the Fund or the FPA Fund Complex.
* Director who is an interested person, as defined in the Investment Company Act, by virtue of his affiliation with legal counsel to the Fund.

                                    OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
          NAME/AGE                POSITION HELD WITH FUND                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Robert L. Rodriguez, 51            President & Chief                     Director (since March 1996), Principal (since March
                                   Investment Officer                    1996), Chief Executive Officer (since May 2000) and
                                                                         Chief Investment Officer (since March 1996) of First
                                                                         Pacific Advisors, Inc.; President and Chief Investment
                                                                         Officer of FPA New Income, Inc. for more than the past
                                                                         five years; and Director of Source Capital, Inc. since
                                                                         March 1996. Director of FPA Fund Distributors, Inc.
                                                                         since March 1996. Executive Vice President from January
                                                                         1996 to March 1996 and Senior Vice President from
                                                                         February 1993 to January 1996, of First Pacific
                                                                         Advisors, Inc.; and Senior Vice President of Source
                                                                         Capital, Inc. from March 1996 to November 1999.
---------------------------------------------------------------------------------------------------------------------------------
Dennis M. Bryan, 38                Vice President                        Vice President of First Pacific Advisors, Inc. since
                                                                         January 1996. Investment Analyst of First Pacific
                                                                         Advisors, Inc. from July 1993 to January 1996.
---------------------------------------------------------------------------------------------------------------------------------
Eric S. Ende, 55                   Vice President                        Senior Vice President of First Pacific Advisors, Inc.
                                                                         for more than the past five years; President (since
                                                                         September 1995) and Portfolio Manager (since August
                                                                         1999) of FPA Perennial Fund, Inc.; Director (since March
                                                                         2000), President (since March 2000) and Chief Investment
                                                                         Officer (since May 1997) of Source Capital, Inc.;
                                                                         Director, President and Portfolio Manager of FPA
                                                                         Paramount Fund, Inc. since March 2000; and Vice
                                                                         President of FPA New Income, Inc. for more than the past
                                                                         five years. Chief Investment Officer from September 1995
                                                                         to August 1999, Executive Vice President (or Vice
                                                                         President) from May 1985 to September 1995 of FPA
                                                                         Perennial Fund, Inc.; Senior Vice President (or Vice
                                                                         President) from May 1985 to March 2000 of Source
                                                                         Capital, Inc.; and Vice President from June 1985 to
                                                                         March 2000 of FPA Paramount Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          NAME/AGE                POSITION HELD WITH FUND                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
J. Richard Atwood, 40             Treasurer                              Director (since May 2000), Principal (since May 2000),
                                                                         Chief Operating Officer (since May 2000), Chief
                                                                         Financial Officer (since January 1997) and Treasurer
                                                                         (since January 1997) of First Pacific Advisors, Inc.;
                                                                         and Director (since May 2000), President (since May
                                                                         2000), Chief Executive Officer (since May 2000). Chief
                                                                         Financial Officer (since March 1998), and Treasurer
                                                                         (since January 1997) of FPA Fund Distributors, Inc.
                                                                         Treasurer of Source Capital, Inc., of FPA Paramount
                                                                         Fund, Inc., of FPA Perennial Fund, Inc., and of FPA New
                                                                         Income, Inc. since January 1997. Vice President and
                                                                         Chief Financial Officer of Transamerica Investment
                                                                         Services, Inc. from January 1995 to January 1997. Senior
                                                                         Vice President from January 1997 to May 2000 of First
                                                                         Pacific Advisors, Inc. and of FPA Fund Distributors,
                                                                         Inc.
---------------------------------------------------------------------------------------------------------------------------------
Sherry Sasaki, 45                 Secretary                              Assistant Vice President and Secretary for more than the
                                                                         past five years of First Pacific Advisors, Inc.; and
                                                                         Secretary of Source Capital, Inc., of FPA New Income,
                                                                         Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund,
                                                                         Inc., and of FPA Fund Distributors, Inc. for more than
                                                                         the past five years.
---------------------------------------------------------------------------------------------------------------------------------
Christopher H. Thomas, 43         Assistant Treasurer                    Vice President and Controller of First Pacific Advisors,
                                                                         Inc. from more than the past five years; Director (since
                                                                         May 2000), Vice President and Controller for more than
                                                                         the past five years of FPA Fund Distributors, Inc.; and
                                                                         Assistant Treasurer of FPA Perennial Fund, Inc., of FPA
                                                                         New Income, Inc., of Source Capital, Inc., and of FPA
                                                                         Paramount Fund, Inc. for more than the past five years.
---------------------------------------------------------------------------------------------------------------------------------


All officers of the Fund are also officers of the Adviser. The Directors and officers of the Fund as a group own less than 1% of the outstanding Fund shares. During the last fiscal year, the Directors then in office received as a group $33,280 in Directors' fees. Such Directors were also reimbursed for certain travel expenses by the Fund.

                            FIVE PERCENT SHAREHOLDERS

As of June 30, 2000, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers, Attention:
Fund Administration 97224, 4800 Deer Lake Drive, East Floor 2, Jacksonville, Florida 32246-6484, which held 861,834 shares (5.9%). Such broker-dealer advises that the shares are held for the benefit of its customers.

                                   MANAGEMENT

INVESTMENT ADVISER. First Pacific Advisors, Inc., together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since July 11, 1984. Presently, the investment adviser manages assets of approximately $3.1 billion for seven investment companies, including one closed-end investment company, and 19 institutional accounts. Currently, the personnel of First Pacific Advisors, Inc. consists of seven persons engaged full time in portfolio management or investment research in addition to 23 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Fund.


First Pacific Advisors, Inc., is a wholly owned subsidiary of United Asset Management Holdings, Inc. United Asset Management Holdings, Inc. is a wholly owned subsidiary of UAM, a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms. No person is known by UAM to own or hold with power to vote 25% or more of its outstanding shares of common stock.

INVESTMENT ADVISORY AND SERVICE AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated August 1, 1994 ("Advisory Agreement"), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost of stock certificates representing Fund shares; fees involved in registering and maintaining registrations of the Fund and of Fund shares with the Securities and Exchange Commission ("SEC") and various states and other jurisdictions; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and semi-annual and annual reports to shareholders except as set forth in the Distribution Agreement between the Fund and the Distributor; fees and travel expenses of independent and unaffiliated Directors; the expense of furnishing, or causing to be furnished, to all shareholders a statement of account after every transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; association dues; interest payable on Fund borrowings; postage; and reimbursement of the Adviser's expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund's average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund's Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund's financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund's registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services is reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement is renewable annually if specifically approved each year
(a) by the Fund's Board of Directors or by the vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and (b) by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons (as defined in the Investment Company
Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2001, has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the Investment Company
Act). The Advisory

Agreement may be terminated without penalty upon 60 days' written notice at the option of either party or by the vote of the Fund's shareholders. The Advisory Agreement automatically terminates in the event of its assignment.


For the fiscal years ended March 31, 1998, 1999 and 2000, the Adviser received gross advisory fees of $4,622,631, $4,508,974 and $3,538,917, respectively, plus $703,482, $685,996 and $536,756, respectively, for costs incurred in providing financial services to the Fund.


PRINCIPAL UNDERWRITER. FPA Fund Distributors, Inc. (the "Distributor"), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated August 1, 1994 (the "Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Adviser. Please see "Distributor" for more information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless the Adviser believes better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm's reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm's expected contribution to the Fund's investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund's Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser's overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services which assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund's Board of Directors.

Brokerage and research services are defined by Section 28(e) of the Securities Exchange Act of 1934 to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and
(c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund's portfolio. In the Adviser's opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended March 31, 1998, 1999 and 2000, totaled $370,377, $376,934 and
$585,690, respectively. During the last fiscal year, $534,521 of commissions were paid on transactions having a total value of $243,461,956 to brokers selected because of research services provided to the Adviser.

                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.

                                  CAPITAL STOCK

COMMON STOCK. Each Fund share outstanding participates equally in dividends, distributions and liquidation of the Fund's net assets. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive, preferential, subscription or conversion rights. The Fund has authorized 100 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-Laws of the Fund require shareholder meetings to elect directors only when required by the Investment Company Act, which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund's outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of directors can elect 100% of the directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund's Board of Directors.

                        PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. The net asset value is computed as of the close of the New York Stock Exchange ("NYSE") on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund's portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Computation is made by valuing (a) securities listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotations NASDAQ National Market System ("NASDAQ") at the last sale price or, if there has been no sale that day, at the last bid price, (b) unlisted securities for which quotations are readily available at the last representative bid price as supplied by the NASDAQ or by dealers, and (c) securities for which there are no readily available market quotations and all other assets at fair value in such manner as determined in good faith by the Fund's Board of Directors.

SALES CHARGES. The maximum sales charge is 6.5%, as a percentage of the offering price, but lower sales charges apply to larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 80% to 94%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers. At such times, dealers may be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary including an authorized broker or if applicable a broker's authorized designee accepts the order. Customer orders are priced at the Fund's net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker's authorized designee.

SALES AT NET ASSET VALUE. Full-time employees of the Adviser can purchase Fund shares at net asset value via payroll deduction, provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible for reduced sales charges, the investor must sign at the time of initial purchase, or within 30 days, a Letter of Intent ("LOI") covering investments to be made within a period of 13 months ("Period") from the initial purchase. The investor then becomes eligible for a reduced sales charge based on the total amount of the specified intended investment ("LOI Goal"), provided the amount is not less than $10,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares can also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. ("Shareholder Service Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the applicable reduced sales charge. In addition, during the Period, the shareholder can increase his or her LOI Goal, and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor.

However, the Distributor may withdraw a shareholder's LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid or reinvested as directed by, the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under "Exchanging Your Fund Shares" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. The Shareholder Service Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares - Net Asset Value." The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits. The Articles of Incorporation of the Fund provide that if the Board of Directors determines that conditions exist which make payment of the redemption price wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other assets. While the Fund generally does not reserve the right to pay redemption proceeds "in-kind," it may do so if requested by a large shareholder and approved by the Board.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account ("Designated Bank") to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus. The account information form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.


The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable.

                         TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank.

When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in the plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and distributions from, a retirement plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund's net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

                                   DISTRIBUTOR

The Distributor acts as principal underwriter of Fund shares pursuant to the Distribution Agreement. The offering of Fund shares is a continuous offering. The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From commissions received, the Distributor pays sales commissions to dealers; its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses; and the cost of printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees) and related legal and audit expenses.


The Distribution Agreement is renewable annually if specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and
(b) by a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons (as defined in the Investment Company Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 3, 2001 has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the Investment Company Act). The Distribution Agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated at any time on 60 days' written notice, without penalty, by the Fund's Board of Directors, the vote of a majority of the Fund's outstanding voting securities or the Distributor.

The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares. The Distributor is a subsidiary of the Adviser.

For the fiscal years ended March 31, 1998, 1999 and 2000, underwriting commissions on the sale of Fund shares were $518,766, $269,968 and $124,942, respectively. Of such totals, the amount retained each year by the Distributor, after reallowance to other dealers, was $40,556, $21,376 and 9,764, respectively.

                          PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations calculated according to the following formula:

              n
      P(1 + T)  =          ERV

      Where: P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years (1, 5 or 10)

                           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund's existence or such shorter period dating from the effectiveness of a fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a stock index such as the Russell 2000 Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under

SEC regulations.

The Fund's average annual total return (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended March 31, 2000 was 17.24%, 18.39% and 18.61%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 6.5% of the offering price) for the same periods was 25.39%, 19.99% and 19.41%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions. The past 1, 5 and 10-year periods have been ones of generally rising common stock prices subject to short-term fluctuations.

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2000

COMMON STOCKS                                                                          Shares            Value
-------------                                                                      -------------   ----------------
TECHNOLOGY -- 27.3%
Arrow Electronics, Inc.*.....................................................         1,319,500    $    46,512,375
Avnet, Inc...................................................................           766,935         48,316,905
Exabyte Corporation*+........................................................         1,176,600          8,750,963
Hutchinson Technology Incorporated*..........................................           624,300         11,003,287
KEMET Corporation*...........................................................            60,000          3,795,000
Storage Technology Corporation*..............................................         1,445,600         23,039,250
                                                                                                   ---------------
                                                                                                   $   141,417,780
                                                                                                   ---------------
RETAILING -- 23.9%
Consolidated Stores Corporation*.............................................         1,609,100    $    18,303,513
Craig Corporation (Class "A")*...............................................           269,000          1,193,688
Good Guys, Inc., The*........................................................           441,300          1,820,362
Gymboree Corporation, The*+..................................................         1,078,800          4,450,050
HomeBase, Inc.*+.............................................................         2,049,400          4,098,800
Michaels Stores, Inc.*.......................................................         1,260,700         51,373,525
Ross Stores, Inc.............................................................         1,760,500         42,362,031
                                                                                                   ---------------
                                                                                                   $   123,601,969
                                                                                                   ---------------
CONSUMER DURABLES -- 13.8%
Centex Corporation...........................................................           537,100    $    12,789,694
Champion Enterprises, Inc.*..................................................         1,903,600         10,945,700
Coachmen Industries, Inc.+...................................................           840,500         11,609,406
Fleetwood Enterprises, Inc...................................................           904,900         13,347,275
Flexsteel Industries, Inc....................................................           134,500          1,647,625
Recoton Corporation*+........................................................           630,400          7,446,600
Thor Industries, Inc.........................................................           555,000         13,493,438
                                                                                                   ---------------
                                                                                                   $    71,279,738
                                                                                                   ---------------
FINANCIAL -- 10.0%
Conseco, Inc.................................................................         1,534,900    $    17,555,419
Countrywide Credit Industries, Inc...........................................           644,300         17,557,175
Horace Mann Educators Corporation............................................           729,100         13,442,781
Westcorp.....................................................................           247,100          3,459,400
                                                                                                   ---------------
                                                                                                   $    52,014,775
                                                                                                   ---------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2000

                                                                                      Shares or
                                                                                      Principal
COMMON STOCKS--CONTINUED                                                               Amount            Value
------------------------                                                           -------------   ----------------
ENERGY -- 7.0%
ENSCO International Incorporated.............................................         1,000,000    $    36,125,000
                                                                                                   ---------------
INDUSTRIAL PRODUCTS -- 2.7%
Belden Inc...................................................................            504,300    $    13,868,250
                                                                                                   ---------------
CONSUMER NON-DURABLES -- 2.5%
CPI Corp.....................................................................           330,000    $     7,693,125
Rawlings Sporting Goods Company, Inc.*.......................................           189,100            850,950
Reebok International Ltd.*...................................................           508,400          4,702,700
                                                                                                   ---------------
                                                                                                   $    13,246,775
                                                                                                   ---------------
BASIC MATERIALS -- 2.2%
International Aluminum Corporation...........................................           168,100    $     2,626,562
Oregon Steel Mills, Inc......................................................           990,100          3,836,638
Rouge Industries, Inc. (Class "A")...........................................           752,300          4,748,894
                                                                                                   ---------------
                                                                                                   $    11,212,094
                                                                                                   ---------------
BUSINESS SERVICES & SUPPLIES -- 2.0%
Angelica Corporation+........................................................           504,300    $     5,011,481
Manpower Inc.................................................................           150,000          5,325,000
                                                                                                   ---------------
                                                                                                   $    10,336,481
                                                                                                   ---------------
DEFENSE -- 0.8%
DRS Technologies, Inc.*......................................................           428,700    $     4,260,206
                                                                                                   ---------------
TOTAL COMMON STOCKS -- 92.2% (Cost $390,392,380).............................                      $   477,363,068
                                                                                                   ---------------

NON-CONVERTIBLE BONDS & DEBENTURES -- 5.5%
Federal Home Loan Mortgage Corporation (IO) -- 7% 2020.......................    $    3,156,714    $       276,212
Trump Atlantic City Associates -- 11 1/4% 2006...............................         4,000,000          2,620,000
U.S. Treasury Inflation-Indexed Notes -- 3 4/8% 2007.........................        26,561,320         25,548,670
                                                                                                   ---------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES
   (Cost $29,882,705)........................................................                      $    28,444,882
                                                                                                   ---------------
TOTAL INVESTMENT SECURITIES -- 97.7%
   (Cost $420,275,085).......................................................                      $   505,807,950
                                                                                                   ---------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2000

                                                                                      Principal
                                                                                       Amount            Value
                                                                                   -------------   ----------------
SHORT-TERM CORPORATE NOTES -- 2.3%
American Express Credit Corporation -- 6.2% 4/3/00...........................     $    3,949,000   $     3,947,640
Ford Motor Credit Corporation
 --6.05% 4/4/00..............................................................          3,956,000         3,954,006
 --6.06% 4/5/00..............................................................          2,371,000         2,369,403
 --6.04% 4/6/00..............................................................          1,878,000         1,876,424
                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (Cost $12,147,473)..............................                      $    12,147,473
                                                                                                   ---------------
TOTAL INVESTMENTS -- 100.0%
   (Cost $432,422,558).......................................................                      $   517,955,423
Other assets and liabilities, net ...........................................                              (55,296)
                                                                                                   ---------------
TOTAL NET ASSETS -- 100.0%...................................................                      $   517,900,127
                                                                                                   ---------------
                                                                                                   ---------------

*  Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2000. Following is a summary of transactions in securities of these affiliates during the year ended March 31, 2000.


                                           Purchases       Sales        Realized     Dividend
                                            at Cost       at Cost      Gain (Loss)    Income
                                         ------------------------------------------------------
 Angelica Corporation                         --            --             --        $484,128
 Coachmen Industries, Inc.                    --            --             --         168,100
 Exabyte Corporation                          --            --             --            --
 Gymboree Corporation                         --         $5,005,090    $(3,692,634)      --
 HomeBase, Inc.                               --            --             --            --
 Marshall Industries                       $580,515      See Below         --            --
 Recoton Corporation                          --            --             --            --

All of the common stock of Marshall Industries was converted into Avnet, Inc. in a non-taxable acquisition during the year ended March 31, 2000.

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2000

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $420,275,085)...........................................  $   505,807,950
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less).............................................       12,147,473   $   517,955,423
                                                                                 ----------------
  Cash.........................................................................                                259
  Receivable for:
    Dividends and accrued interest.............................................  $       900,067
    Capital Stock sold.........................................................           95,309
    Investment securities sold.................................................           82,431         1,077,807
                                                                                 ----------------  ---------------
                                                                                                   $   519,033,489
                                                                                                   ---------------
LIABILITIES
  Payable for:
    Capital Stock repurchased..................................................  $       728,086
    Advisory fees and financial services.......................................          320,280
    Accrued expenses and other liabilities.....................................           84,996         1,133,362
                                                                                 ----------------  ---------------
NET ASSETS ....................................................................                    $   517,900,127
                                                                                                   ---------------
                                                                                                   ---------------
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 15,561,521 shares..........................                    $       155,615
  Additional Paid-in Capital...................................................                        347,703,815
  Undistributed net realized gain on investments...............................                         83,912,524
  Undistributed net investment income..........................................                            595,308
  Unrealized appreciation of investments.......................................                         85,532,865
                                                                                                   ---------------
  NET ASSETS...................................................................                    $   517,900,127
                                                                                                   ---------------
                                                                                                   ---------------
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)..................................                             $33.28
                                                                                                            ------
                                                                                                            ------
  Maximum offering price per share
   (100/93.5 of per share net asset value).....................................                             $35.59
                                                                                                            ------
                                                                                                            ------

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        For the Year Ended March 31, 2000

INVESTMENT INCOME
    Interest...................................................................                    $    2,939,100
    Dividends (including $652,228 from securities of affiliates)...............                         3,592,761
                                                                                                   --------------
                                                                                                   $    6,531,861

EXPENSES
    Advisory fees..............................................................  $     3,538,917
    Financial services.........................................................          536,756
    Transfer agent fees and expenses...........................................          281,941
    Custodian fees and expenses................................................           48,690
    Reports to shareholders....................................................           39,594
    Directors' fees and expenses...............................................           33,913
    Postage....................................................................           32,899
    Audit fees.................................................................           29,150
    Insurance..................................................................           28,567
    Registration fees..........................................................           26,775
    Legal fees.................................................................           26,255
    Other expenses.............................................................            5,854        4,629,311
                                                                                 ---------------   --------------
            Net investment income..............................................                    $    1,902,550
                                                                                                   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)...............  $   218,049,704
    Cost of investment securities sold.........................................       83,060,579
                                                                                 ---------------
        Net realized gain on investments.......................................                    $  134,989,125

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year...............................  $   104,375,959
    Unrealized appreciation at end of year.....................................       85,532,865
                                                                                 ---------------
        Decrease in unrealized appreciation of investments.....................                       (18,843,094)
                                                                                                   --------------

            Net realized and unrealized gain on investments....................                    $  116,146,031
                                                                                                   --------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..............................................................                    $  118,048,581
                                                                                                   ==============


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                   FOR THE YEAR ENDED MARCH 31,
                                                    --------------------------------------------------------------
                                                                 2000                            1999
                                                    -----------------------------   ------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income............................ $   1,902,550                   $    8,040,517
  Net realized gain on investments.................   134,989,125                       22,184,394
  Decrease in unrealized
    appreciation of investments....................   (18,843,094)                    (178,504,438)
  Net unrealized appreciation reclassified
    on investments redeemed in-kind................         --                          50,764,552
                                                    -------------                   --------------
Increase (decrease) in net assets
  resulting from operations........................                $   118,048,581                 $   (97,514,975)

Distributions to shareholders from:
  Net investment income............................ $  (3,566,650)                  $   (8,475,386)
  Net realized capital gains.......................   (64,562,292)     (68,128,942)    (67,364,919)    (75,840,305)
                                                    -------------                   --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold................. $  41,936,498                   $  112,648,442
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions.................    59,105,054                       67,687,754
  Cost of Capital Stock repurchased................  (146,955,403)     (45,913,851)   (282,522,710)   (102,186,514)
                                                    -------------  ---------------  -------------- ---------------
Total increase (decrease) in net assets............                $     4,005,788                 $  (275,541,794)
NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $2,259,408 and $2,694,277.....................                    513,894,339                     789,436,133
                                                                   ---------------                 ---------------
End of year, including undistributed
  net investment income
  of $595,308 and $2,259,408.......................                $   517,900,127                 $   513,894,339
                                                                   ===============                 ===============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.......................                      1,301,816                       3,365,864
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions....................................                      1,945,279                       1,948,828
Shares of Capital Stock repurchased................                     (4,622,194)                     (8,989,993)
                                                                   ---------------                 ---------------
Decrease in Capital
 Stock outstanding                                                      (1,375,099)                     (3,675,301)
                                                                   ===============                 ===============

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                    Continued

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $96,339,393 for the year ended March 31, 2000. Realized gains or losses are based on the specific-certificate identification method. Cost of securities held at March 31, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 2000 for federal income tax purposes was $179,257,353 and $93,724,488, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1?% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended March 31, 2000, the Fund paid aggregate fees of $33,280 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a

                          NOTES TO FINANCIAL STATEMENTS
                                    Continued

retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended March 31, 2000, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $9,764 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights on page 17 of the Prospectus for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights on page 17 of the Prospectus, for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                 /s/  ERNST & YOUNG LLP
                                                      ERNST & YOUNG LLP


Los Angeles, California
April 24, 2000